                                      FORM 8-K


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): August 21, 1998


                                 ELECTROSCOPE, INC.
                ----------------------------------------------------
               (Exact name of Registrant as specified in its charter)


           Colorado                      0-28604                 84-1162056
  ---------------------------     ----------------------      ----------------
 (State or other jurisdiction    (Commission File Number)    (IRS Employer No.)
      of Incorporation)

                                4828 Sterling Drive
                                 Boulder, CO  80301
                       -------------------------------------
                      (Address of principal executive office)

                                   (303) 444-2600
                           -----------------------------
                          (Registrant's telephone number,
                                including area code)

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ITEM 5.  OTHER EVENTS

     1. The Board of Directors of the Registrant has accepted the resignation of Patrick F. Crane as Chief Executive Officer, President and as a Director, effective immediately.

     2. The Board of Directors of the Registrant appointed David W. Newton as Acting Chief Executive Officer.

     3. The Board of Directors of the Registrant has accepted the resignation as a director of C. Randle Voyles, M.D., effective immediately.


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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ELECTROSCOPE, INC.



                                          By: /s/ Karl D. Hawkins
                                              -----------------------
                                              Chief Financial Officer


Date:  August 24, 1998